                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549

                                                               FORM 8-K/A

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): April 30, 2001

                                                       CENTURY BANCSHARES, INC.
                                                       ------------------------
                                        (Exact Name of Registrant as Specified in its Charter)

                           DELAWARE                             0-16234                  52-1489098
                (State or other jurisdiction of         (Commission File Number)      (I.R.S. Employer
                  incorporation or organization)                                     Identification No.)

                                                    1275 PENNSYLVANIA AVENUE, N.W.
                                                        WASHINGTON, D. C. 20004
                                                        -----------------------
                                               (Address of Principal Executive Offices)
                                                              (Zip Code)

                                                            (202) 496-4100
                                                            --------------
                                         (Registrant's Telephone Number, Including Area Code)

Item 5.  OTHER EVENTS and REGULATION FD DISCLOSURE

         On March 15, 2001, Century Bancshares, Inc. (Century) completed its previously announced merger with GrandBanc, Inc. in a stock-for-stock exchange valued at $9.4 million.  The merger was accounted for as a pooling of interests.  In accordance with the guidelines published in the Securities and Exchange Commission's Accounting Release No. 135, the financial results of Century for the
one-month and four-month periods ended April 30, 2001 is provided below.   The financial results are not necessarily indicative of
future operating results or financial condition.

                                                    CENTURY BANCSHARES, INC.
                                                FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                           For the period ended
                                                                              April 30, 2001
                                                                   -------------------------------------
(Dollars in thousands, except per share amounts)                          One Month         Four Months
                                                                            Ended              Ended
                                                                        --------------     ---------------
Earnings Data:
Interest Income                                                       $        2,533     $        10,360
Interest Expense                                                               1,337               5,455
                                                                        --------------     ---------------
Net Interest Income                                                            1,196               4,905
Provision for Credit Losses                                                      130                 620
                                                                        --------------     ---------------
Net Interest Income After Provision                                            1,066               4,285
Noninterest Income                                                               242                 844
Noninterest Expense                                                              944               5,872
                                                                        --------------     ---------------
Income Before Income Tax Expense                                                 364                (743)
Income Tax Expense                                                               146                  10
                                                                        --------------     ---------------
                                                                        --------------     ---------------
Net Income (Loss)                                                                218                (753)
                                                                        --------------     ---------------

Per Share Data (1):
Basic Income (Loss) Per Share                                                   0.05               (0.17)
Diluted  Income (Loss) Per Share (2)                                            0.05               (0.17)
Book Value Per Share (Period End)                                               5.78                5.78
Average Shares Outstanding (Basic)                                         4,307,313           4,307,251
Average Shares Outstanding (Diluted)                                       4,351,883           4,360,963
Shares Outstanding (Period End)                                            4,307,313           4,307,313

Period End Balance Sheet Data:
Total Assets                                                                             $       414,436
Total Loans, Net of Unearned Income                                                              289,681
Allowance for Credit Losses                                                                        2,904
Total Earning Assets                                                                             378,902
Total Intangible Assets                                                                            5,581
Total Noninterest-Bearing Deposits                                                                51,860
Total Interest-Bearing Deposits                                                                  274,312
Total Deposits                                                                                   326,172
Total Other Interest-Bearing Liabilities                                                          58,564
Total Stockholders' Equity                                                                        24,880

Selected Key Data:
Net Interest Margin                                                             3.85%            3.98%
Return on Average Assets-Net Income (Loss)                                      0.64%           (0.56)  %
Return on Average Stockholders' Equity-Net Income (Loss)                       10.71%           (9.10)  %
Stockholders' Equity to Total Assets (Period End)                               6.00%            6.00%

                                                    CENTURY BANCSHARES, INC.
                                                FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                  For the Period Ended
                                                                        April 30,
                                                           ------------------------------------
 (Dollars in thousands, except per share amounts)               One Month        Four Months
                                                                  Ended             Ended
                                                               -------------     -------------

Selected Average Balances:
Loans (net)                                                  $      288,343    $      270,859
Investment Securities                                                91,850           103.187
Federal Funds Sold                                                    1,934             5,420
Interest Bearing Deposits in Other Banks                              1,572             1,433
                                                               -------------
                                                                                 -------------
Total Earning Assets                                                383,699           380,899
                                                               -------------     -------------
Total Assets                                                 $      417,256    $      410,149
                                                               =============     =============
Interest Bearing Deposits                                    $      276,017    $      274,132
Borrowings                                                           60,032            54,346
                                                               -------------     -------------
Total Interest Bearing Liabilities                                  336,049           328,478
Noninterest Bearing Deposits                                         52,024            52,265
Total Deposits                                                      328,041           326,397
Total Liabilities                                                   392,500           384,986
                                                               -------------     -------------
Stockholders' Equity                                                 24,756            25,163
                                                               -------------     -------------
Total Liabilities and Equity                                 $      417,256    $      410,149
                                                               =============     =============

Allowance for Credit Losses:
Balance - Beginning of Period                                $        2,761    $        2,958
Provision for Credit Losses                                             130               620
Charge-offs                                                              20               722
Recoveries                                                               33                48
                                                               -------------     -------------
Balance - End of Period                                      $        2,904    $        2,904
                                                               -------------     -------------

Period End Asset Quality:
Nonaccrual Loans                                                               $          469
90 Days Past Due                                                                          981
Other Real Estate Owned                                                                     -
                                                                                 -------------
Total Nonperforming Assets                                                     $        1,450
                                                                                 -------------
Nonperforming Assets to Total Assets                                                     0.35%
Allowance for Credit Losses to Nonperforming Assets                                    200.28%
Allowance for Credit Losses to Total Loans                                               1.00%

(1)      All per share data has been restated to give retroactive effect to a 5% stock dividend declared on May 15, 2001.
(2)      Century incurred after-tax merger-related expenses for the one-month and four month periods ended April 30, 2001 of
         $38,000 and $1.554 million, respectively.  Net income, exclusive of these after-tax merger-related expenses, or core earnings, was $256,000, or $0.06 per diluted common share, for the one-month period ended April 30, 2001 and $801,000, or $0.18 per diluted common share for the four-month period ended April 30, 2001.

                                                               SIGNATURE

                               Pursuant to the requirements of the Securities Exchange Act of 1934, the
                               Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CENTURY BANCSHARES, INC.

              Date:  May 17, 2001                             By:      /s/ JOSEPH S. BRACEWELL
                                                                       -------------------------------
                                                                       Joseph S. Bracewell
                                                                       Chairman of the Board, President and
                                                                       Chief Executive Officer
                                                                       (Principal Executive Officer)